EX-99-906CERT

                                                                     EXHIBIT (B)


                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of BNY/Ivy Multi-Strategy Hedge Fund LLC (the Registrant), do hereby certify, to such officer's knowledge, that:

        (1) The BNY/Ivy Multi-Strategy Hedge Fund LLC on Form N-CSR of the Registrant for the period ended September 30, 2006 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  November 21, 2006
      -------------------------

        /s/ Steven Pisarkiewicz
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Name:   Steven Pisarkiewicz

Title:  President



Dated:  November 21, 2006
      -------------------------



        /s/ Guy Nordahl
-------------------------------

Name:   Guy Nordahl

Title:  Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.